EXHIBIT 99.1
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                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
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FROM: Franklin Resources, Inc.
      Corporate Communications: Lisa Gallegos (650) 312-3395
      Investor Relations:       Greta Gahl (650) 312-4091
      franklintempleton.com
                                                           FOR IMMEDIATE RELEASE
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   FRANKLIN RESOURCES, INC., ANNOUNCES SETTLEMENT AGREEMENT BY SUBSIDIARY WITH
                      CALIFORNIA ATTORNEY GENERAL'S OFFICE


San Mateo, CA, November 17, 2004 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) (the "Company") announced today that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. The Company continues to be in discussions towards resolving the Securities and Exchange Commission's (SEC) investigation related to this matter. The investigations were previously disclosed by the Company earlier this year in SEC filings and press releases.

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement with the CAGO, FTDI neither admits nor denies allegations in the complaint and has agreed to pay $2 million as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO.

The CAGO settlement recognized certain voluntary measures and undertakings of the Company concerning marketing support payments to securities dealers who sell fund shares including the fact that Franklin Templeton had eliminated the practice of using brokerage commissions to recognize funds sales in November 2003.

As a result of the CAGO settlement, the previously announced results for the quarter and fiscal year ended September 30, 2004 will be adjusted to include an additional charge to income of $18.5 million ($12.2 million net of tax), which is in addition to amounts accrued for ongoing governmental investigations, proceedings and actions in quarters through June 30, 2004.

Franklin Resources, Inc. [NYSE:BEN], is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $371 billion in assets under management as of October 31, 2004. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.

FORWARD-LOOKING STATEMENTS
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Statements in this press release regarding Franklin Resources,  Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and Franklin's most recent quarterly report on Form 10-Q.

* Governmental investigations, settlements of such investigations, ongoing and proposed governmental actions, and regulatory examinations of the company and its business activities as described in more detail in the company's press releases and regulatory filings as well as civil litigation arising out of or related to such matters could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
* Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
* Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
* Weak market conditions may lower our assets under management and reduce our revenues and income.
*    We face strong competition from numerous and sometimes larger companies.
* Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
* We face risks associated with conducting operations in numerous foreign countries.
* Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political or economic risks.
* Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
*    Technology  and  operating  risk  and   limitations   could  constrain  our
     operations.

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